                                  SCHEDULE 14A
                                 (RULE 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12


                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
  ----------------------------------------------------------------------------
               (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     _______________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

     _______________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     _______________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

     _______________________________________________________________

(5)  Total fee paid:

     _______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

     ___________________________________________________
(2)  Form, Schedule or Registration Statement No.:

     ___________________________________________________
(3)  Filing Party:

     ___________________________________________________
(4)  Date Filed:

     ___________________________________________________

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
            C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                               -------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -------------------


To Our Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") will be held on Wednesday, June 23, 1999 at 10:45 a.m. (New York time), in Conference Room 2 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

     1.   To elect three Class I Directors for a term of three years.

     2. To ratify or reject the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999.

     3. To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.

     4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on April 15, 1999 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.


                                            STEFANIE V. CHANG
                                            Acting Secretary



Dated: May ___, 1999

If you do not expect to attend the Meeting, please sign and promptly return the enclosed proxy in the enclosed self-addressed envelope. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy promptly.

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
            C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                               -------------------


                                 PROXY STATEMENT

                               -------------------

         This statement is furnished by the Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, June 23, 1999 at 10:45 a.m. (New York time), in Conference Room 2 at the principal executive office of Morgan Stanley Dean Witter Investment Management Inc. (hereinafter "MSDW Investment Management" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May ___, 1999. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

         If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999 and FOR approval of the amendment to the Fund's Articles of Incorporation to change the name of the Fund.

         The Board has fixed the close of business on April 15, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 63,970,874 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

         The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000, plus out-of-pocket expenses.

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY ASIA-PACIFIC FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

         Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2 AND 3 OF THE NOTICE OF ANNUAL MEETING.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         At the Meeting, three Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David
B. Gill and Michael F. Klein as Class I Directors.

         Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Michael F. Klein. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class I are being considered for election at this Meeting.

         Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

         The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Peter J. Chase, David B. Gill and Graham E. Jones, none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Jones. The Audit Committee met two times during the fiscal year ended December 31, 1998. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

         There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1998. For the fiscal year ended December 31, 1998, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

         Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

         Certain information regarding the Directors and officers of the Fund is set forth below:

                                                                                            COMMON
                                                                                             STOCK           SHARE
                                                                                          BENEFICIALLY    EQUIVALENTS
                                       POSITION          PRINCIPAL OCCUPATIONS AND         OWNED AS OF    OWNED UNDER
                                        WITH THE                OTHER                      APRIL __,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH          FUND                 AFFILIATIONS                  1999**       ARRANGEMENTS+   PERCENTAGE
-------------------------------          -----                -------------                ----------    -------------   ----------
Barton M. Biggs*...............       Director and     Chairman, Director and Managing      20,000            --             ***
1221 Avenue of the Americas           Chairman of      Director of Morgan Stanley Dean
New York, New York 10020                the Board      Witter Investment Management
11/26/32                                since 1994     Inc. and Chairman and Director
                                                       of Morgan Stanley Dean Witter
                                                       Investment Management Limited;
                                                       Managing Director of Morgan
                                                       Stanley & Co. Incorporated;
                                                       Member of the Yale Development
                                                       Board; Director and Chairman of
                                                       the Board of various U.S.
                                                       registered investment companies
                                                       managed by Morgan Stanley Dean
                                                       Witter Investment Management Inc.

Michael F. Klein*..............       Director         Principal of Morgan Stanley &            --            --              ***
1221 Avenue of the Americas           and              Co. Incorporated and Morgan
New York, New York 10020              President        Stanley Dean Witter Investment
12/12/58                              since 1997       Management Inc. and previously a
                                                       Vice President thereof; Director
                                                       and President of various U.S.
                                                       registered investment companies
                                                       managed by Morgan Stanley Dean
                                                       Witter Investment Management
                                                       Inc.; Previously practiced law
                                                       with the New York law firm of
                                                       Rogers & Wells.

Peter J. Chase................        Director        Chairman and Chief Financial            531            --              ***
1441 Paseo De Peralta                 since 1994      Officer, High Mesa Technologies,
Santa Fe, New Mexico 87501                            Inc.;  Director of various U.S.
10/12/32                                              registered investment companies
                                                      managed by Morgan Stanley Dean
                                                      Witter Investment Management Inc.

John W. Croghan................       Director        President of Lincoln Partners, a     20,000         4,118.6            ***
200 South Wacker Drive                since 1994      partnership of Lincoln Capital
Chicago, Illinois 60606                               Management Company; Director of
6/8/30                                                St. Paul Bancorp, Inc., Lindsay
                                                      Manufacturing Co. and Republic
                                                      Services; Director of various
                                                      U.S. registered investment
                                                      companies managed by Morgan
                                                      Stanley Dean Witter Investment
                                                      Management Inc.; Previously
                                                      Director of Blockbuster
                                                      Entertainment Corporation.

                                                                                            COMMON
                                                                                             STOCK            SHARE
                                                                                          BENEFICIALLY     EQUIVALENTS
                                       POSITION          PRINCIPAL OCCUPATIONS AND         OWNED AS OF     OWNED UNDER
                                        WITH THE                OTHER                      APRIL __,      DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH          FUND                 AFFILIATIONS                  1999**        ARRANGEMENTS+   PERCENTAGE
-------------------------------          -----                -------------                ----------     -------------   ----------
David B. Gill.................        Director        Director of various U.S.              1,704            --              ***
26210 Ingleton Circle                 since 1995      registered investment companies
Easton, Maryland 21601                                managed by Morgan Stanley Dean
7/6/26                                                Witter Investment Management
                                                      Inc.; Director of the Mauritius
                                                      Fund Limited; Director of Moneda
                                                      Chile Fund Limited; Director of
                                                      First NIS Regional Fund SIAC;
                                                      Director of Commonwealth Africa
                                                      Investment Fund Ltd.; Chairman
                                                      of the Advisory Board of Advent
                                                      Latin American Private Equity
                                                      Fund; Chairman and Director
                                                      of Norinvest Bank; Director
                                                      of Surinvest International
                                                      Limited; Director of National
                                                      Registry Company; Director of
                                                      South Asia Regional Fund
                                                      Ltd.; Director of
                                                      Creditanstalt Ukraine;
                                                      Previously Director of
                                                      Capital Markets Department of
                                                      the International Finance
                                                      Corporation; Trustee,
                                                      Batterymarch Finance
                                                      Management; Chairman and
                                                      Director of Equity Fund of
                                                      Latin America S.A.; Director
                                                      of Commonwealth Equity Fund
                                                      Limited; and Director of
                                                      Global Securities, Inc.

Graham E. Jones...............        Director        Senior Vice President of BGK            700           675.1            ***
330 Garfield Street                   since 1995      Properties; Trustee of various
Suite 200                                             investment companies managed by
Santa Fe, New Mexico 87501                            Weiss, Peck & Greer; Trustee of
1/31/33                                               various investment companies
                                                      managed by Morgan Grenfell
                                                      Capital Management
                                                      Incorporated; Director of
                                                      various U.S. registered
                                                      investment companies managed
                                                      by Morgan Stanley Dean Witter
                                                      Investment Management Inc.;
                                                      Trustee of various investment
                                                      companies managed by Sun
                                                      Capital Advisors, Inc.;
                                                      Previously Chief Financial
                                                      Officer of Practice
                                                      Management Systems, Inc.

John A. Levin.................        Director        Chairman and Chief Executive         15,334         2,931.6            ***
One Rockefeller Plaza                 since 1995      Officer of John A. Levin & Co.,
New York, New York 10020                              Inc.; Director of various U.S.
8/20/38                                               registered investment companies
                                                      managed by Morgan Stanley Dean
                                                      Witter Investment Management
                                                      Inc.; Director, President and
                                                      Chief Executive Officer of Baker
                                                      Fentress & Company

William G. Morton, Jr. .......        Director        Chairman and Chief Executive          1,413            --              ***
100 Franklin Street                   since 1995      Officer of Boston Stock
Boston, Massachusetts 02110                           Exchange; Director of Tandy
3/13/37                                               Corporation; Director of various
                                                      U.S. registered investment
                                                      companies managed by Morgan
                                                      Stanley Dean Witter Investment
                                                      Management Inc.

                                                                                            COMMON
                                                                                             STOCK           SHARE
                                                                                          BENEFICIALLY    EQUIVALENTS
                                       POSITION          PRINCIPAL OCCUPATIONS AND         OWNED AS OF    OWNED UNDER
                                        WITH THE                OTHER                      APRIL __,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH          FUND                 AFFILIATIONS                  1999**       ARRANGEMENTS+   PERCENTAGE
-------------------------------          -----                -------------                ----------    -------------   ----------
Harold J. Schaaff, Jr.*.......        Vice            Principal of Morgan Stanley &            --            --              ***
1221 Avenue of the Americas           President       Co. Incorporated and Morgan
New York, New York 10020              since 1994      Stanley Dean Witter Investment
6/10/60                                               Management Inc.; General Counsel
                                                      and Secretary of Morgan Stanley
                                                      Dean Witter Investment
                                                      Management Inc.; Officer of
                                                      various U.S. registered
                                                      investment companies managed by
                                                      Morgan Stanley Dean Witter
                                                      Investment Management Inc.

Joseph P. Stadler*............        Vice            Principal of Morgan Stanley &            --            --              ***
1221 Avenue of the Americas           President       Co. Incorporated and Morgan
New York, New York 10020              since 1994      Stanley Dean Witter Investment
6/7/54                                                Management Inc.; Officer of
                                                      various U.S. registered
                                                      investment companies managed by
                                                      Morgan Stanley Dean Witter
                                                      Investment Management Inc.;
                                                      Previously with Price Waterhouse
                                                      LLP.

Stefanie V. Chang*............        Vice            Vice President of Morgan Stanley         --            --              ***
1221 Avenue of the Americas           President       & Co. Incorporated and Morgan
New York, New York 10020              since 1997      Stanley Dean Witter Investment
11/30/66                              and Acting      Management Inc.; Officer of
                                      Secretary       various U.S. registered
                                      since 1999      investment companies managed by
                                                      Morgan Stanley Dean Witter
                                                      Investment Management Inc.;
                                                      Previously practiced law with
                                                      the New York law firm of
                                                      Rogers & Wells.

Joanna Haigney................        Treasurer       Vice President and Manager of           --              --             ***
73 Tremont Street                     since 1997      Fund Administration, Chase
Boston, Massachusetts 02108                           Global Funds Services Company;
10/10/66                                              Officer of various U.S.
                                                      registered investment companies
                                                      managed by Morgan Stanley Dean
                                                      Witter Investment Management
                                                      Inc.; Previously with Coopers &
                                                      Lybrand LLP.

Belinda Brady.................        Assistant       Manager, Fund Administration,           --              --             ***
73 Tremont Street                     Treasurer       Chase Global Funds Services
Boston, Massachusetts 02108           since 1996      Company; Officer of various U.S.
1/23/68                                               registered investment companies
                                                      managed by Morgan Stanley Dean
                                                      Witter Investment Management
                                                      Inc.; Previously with Price
                                                      Waterhouse LLP.


All Directors and Officers as a Group...................................................  59,682          7,725.3           ***
                                                                                          ======          =======           ===





* "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Klein, Schaaff and Stadler and Ms. Chang are officers of the Manager.

** This information has been furnished by each nominee, director and officer.

***      Less than 1%.

+ Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

   Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

         The Fund pays each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates an annual fee of $10,123, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $1,784 for serving on such committee.

         Each of the Directors who is not an "affiliated person" of MSDW Investment Management within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

         Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSDW Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

         Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSDW Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1998.

                                                                                               NUMBER OF
                                                        PENSION OR                              FUNDS IN
                                                        RETIREMENT      TOTAL COMPENSATION    FUND COMPLEX
                                     AGGREGATE       BENEFITS ACCRUED       FROM FUND          FOR WHICH
                                   COMPENSATION       AS PART OF THE       COMPLEX PAID        DIRECTOR
NAME OF DIRECTORS                 FROM FUND(2)(3)    FUND'S EXPENSES    TO DIRECTORS(2)(4)     SERVES(5)
-----------------                 ---------------    ---------------    ------------------     ---------
Barton M. Biggs(1)............        $    0              None              $     0               16
Michael F. Klein(1)...........             0              None                    0               16
Peter J. Chase................        11,907              None               75,753               12
John W. Croghan...............        10,151              None               82,029               12
David B. Gill.................        11,907              None               89,695               12
Graham E. Jones...............        11,913              None               76,753               12
John A. Levin.................        10,141              None               89,785               13
William G. Morton, Jr.........        10,123              None               64,997               12

(1)   "Interested persons" of the Fund within the meaning of the 1940 Act.
(2) The amounts reflected in this table include amounts payable by the Fund Complex for services rendered during the fiscal year ended December 31, 1998, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Mr. Croghan earned $10,151, Mr. Jones earned $6 and Mr. Levin earned $10,141 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1998. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.
(4) Mr. Croghan earned $82,029, Mr. Gill earned $29,893, Mr. Jones earned $1,000 and Mr. Levin earned $89,785 in deferred compensation from the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1998. Such amounts are included in these Directors' respective compensations from the Fund Complex reported in this table.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1998.


         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for the Fund's officers and directors and believes that all required reports under Section 16(a) have been filed on a timely basis for the Fund's officers and directors.

         The election of Messrs. Chase, Gill and Klein requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

         THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.


                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

         The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 1999. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP acts as the independent accountants for certain of the other investment companies advised by MSDW Investment Management. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

         The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

         The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

         THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


                         APPROVAL OF AN AMENDMENT TO THE
                        FUND'S ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 3)

         The Board of Directors has approved an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. The Board determined that the name change was necessary and appropriate in light of the merger between Morgan Stanley Group Inc. and Dean Witter, Discover & Co. effective May 31, 1998.

         Approval of the proposed name change will require the affirmative vote of a majority of the total number of shares of Common Stock of the Fund outstanding and entitled to vote. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not count towards achieving the required majority vote.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at April 15, 1999:

                NAME AND ADDRESS OF                             AMOUNT AND NATURE OF
                 BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP              PERCENT OF CLASS
------------------------------------------------------------------------------------------------------------------
Tattersall Advisory Group Inc...................     4,534,700 shares with sole voting power       6.6%
           6620 W. Broad Street                        and sole dispositive power(1)
           Suite 300
           Richmond, Virginia 23230-1720

(1)      Based on a Schedule 13G filed with the Commission on March 24, 1999.


                                  OTHER MATTERS

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 2000 must be received by the Fund on or before January ___, 2000, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Any stockholder who desires to bring a proposal at the Fund's Annual Meeting of Stockholders in 2000, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund not before March ___, 2000 and not later than April ___, 2000, in the manner and form required by the Fund's Bylaws.

                                            STEFANIE V. CHANG
                                            Acting Secretary



Dated:  May ___, 1999

         STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                      PROXY

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
            C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints MICHAEL F. KLEIN, HAROLD J. SCHAAFF, JR. and STEFANIE V. CHANG, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 15, 1999 at the Annual Meeting of Stockholders to be held on June 23, 1999, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May ___, 1999.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1    Election of the following nominees as Class I Directors:

         FOR       WITHHELD

         [ ]         [ ]   Peter J. Chase, David B. Gill and Michael F. Klein


                           [ ]   For all nominees except as noted below

                                 --------------------------------------



2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

         FOR               AGAINST             ABSTAIN

         [ ]                [ ]                  [ ]



3. Approval of an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.

         FOR               AGAINST             ABSTAIN

         [ ]                [ ]                  [ ]



4. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS I NOMINEES AND IN FAVOR OF PROPOSAL NO. 2 AND PROPOSAL NO. 3.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURES(S)___________________________________
DATE _______________, 1999

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]